Exhibit 2 Cemex DAY2024 CEO Cemex DAY2024

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cemex, S.A.B. de C.V. (“Cemex”, “we”, “our”, “us”, “our company”) intends these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995. In some cases, these statements can be identified by the use of forward-looking words such as “will,” “may,” “assume,” “might,” “should,” “could,” “continue,” ‘would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” ‘target,” “strategy,” “intend,” “aimed” or other forward-looking words. These forward-looking statements reflect, as of the date such forward-looking statements are made, unless otherwise indicated, Cemex’s expectations and projections about future events based on Cemex’s knowledge of present facts and circumstances, and assumptions about future events. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to Cemex’s plans, objectives, and expectations (financial or otherwise). Although Cemex believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially from historical results or results anticipated by forward-looking statements due to various factors. Some of the risks, uncertainties, assumptions and other important factors that could cause results to differ, or that otherwise could have an impact on us or our consolidated entities include those discussed in Cemex’s most recent annual report and those detailed from time to time in Cemex’s other filings with the Securities and Exchange Commission and the Mexican Stock Exchange (Bolsa Mexicana de Valores), which factors are incorporated herein by reference. Such factors also include, but are not limited to: changes in Mexico’s or other countries’, in which we operate, general economic, political and social conditions, including new governments, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, consumer confidence and the liquidity of the financial and capital markets; the cyclical activity of the construction sector and reduced construction activity in our end markets; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; changes in spending levels for residential and commercial construction; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices as a result of inflation; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment and essential suppliers; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other liabilities relating to existing and/or divested businesses; our ability to secure and permit aggregates reserves in strategically located areas; the timing and amount of federal, state and local funding for infrastructure; changes in our effective tax rate; our ability to comply and implement technologies that aim to reduce CO2 emissions in jurisdictions with carbon regulations in place; the legal and regulatory environment, including environmental, energy, tax, antitrust, human rights and labor welfare, acquisition-related rules and regulations; the effects of currency fluctuations on our results of operations and financial conditions; our ability to satisfy our obligations under our material debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, including our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by government and regulatory agencies; our ability to protect our reputation; our ability to consummate asset sales, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing initiatives for our products, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, and disasters such as earthquakes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including tariffs or import taxes and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement; availability and cost of trucks, railcars, barges and ships, as well as their licensed operators and drivers, for transport of our materials; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as hostilities, war and armed conflicts, including the current war between Russia and Ukraine and conflicts in the Middle East; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; and, natural disasters and other unforeseen events (including global health hazards such as COVID-19). Many factors could cause Cemex’s expectations, expected results, and/or projections expressed in this presentation not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and rate of implementation of technologies, some of which are not yet proven. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from historical results, performance, or achievements and/or results, performance or achievements expressly or implicitly anticipated by the forward-looking statements, or otherwise could have an impact on us or our consolidated entities. Forward-looking statements should not be considered guarantees of future performance, nor the results or developments are indicative of results or developments in subsequent periods. Actual results of Cemex’s operations and the development of market conditions in which Cemex operates, or other circumstances or assumptions suggested by such statements may differ materially from those described in, or suggested by, the forward-looking statements contained herein. Any or all of Cemex’s forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates in which they are made. You should read this presentation and carefully consider the risks, uncertainties, and other factors that may affect our business and operations. The information contained in this presentation speaks only as of the date of this presentation and is subject to change without notice, and except to the extent legally required, we expressly disclaim any obligation or undertaking to update or revise any forward-looking statements in this presentation, whether to reflect any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. You should review future reports we file with the U.S. Securities and Exchange Commission (the “SEC”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores). This presentation also includes statistical data, including, but not limited to, data regarding the production, distribution, marketing, and sale of cement, ready-mix concrete, clinker, aggregates, and Urbanization Solutions. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases refer to Cemex’s prices for its products. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources that were available as of the date of this presentation. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. 2

This presentation includes certain non-IFRS financial measures that differ from financial information presented by Cemex in accordance with IFRS in its financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA (operating earnings before other expenses, net plus depreciation and amortization)” and “Operating EBITDA Margin”. The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. Our Operating EBITDA Margin is calculated by dividing our Operating EBITDA for the period by our revenues as reported in our financial statements. We believe there is no close IFRS financial measure to compare Operating EBITDA Margin. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA and Operating EBITDA Margin are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by Cemex’s management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by Cemex’s creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, Cemex’s management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Non-IFRS financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Important Notice: Caution about environmental, social and governance (“ESG”) and sustainability related data, metrics, and methodologies. The information in this presentation includes non-financial metrics, estimates or other information that are subject to significant measurement uncertainties, which may include the methodology, collection and verification of data, various estimates and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information in this presentation requires the application of a number of key judgments, assumptions and estimates, including with respect to the concept of sustainability. The reported measures in this presentation reflect good faith estimates, assumptions and judgments at the given point in time. There is a risk that these judgments, estimates or assumptions may subsequently prove to be incorrect and/ or may need to be restated or changed. Sustainability reporting is not yet subject to the same globally recognized or accepted reporting or accounting principles and rules as traditional financial reporting. Accordingly, there is a lack of commonly accepted reporting practices for us to follow or align to and ESG measures between organizations in our industry may be non- comparable. In addition, the maturity of underlying data, systems and controls that support non-financial reporting is generally considerably less sophisticated than the systems and internal controls for financial reporting and it also includes manual processes. This may result in non-comparable information between organizations and between reporting periods within organizations as methodologies develop. The further development of accounting and/or reporting standards could materially impact the performance metrics, data points and targets contained in this presentation and the reader may therefore not be able to compare performance metrics, data points or targets from one reporting period to another, on a direct like-for-like basis. We plan to continue to enhance our methodology and processes to improve the robustness of our ESG reporting over time. Caution about the current lack of ESG related definitions or standards: There is currently no single globally recognized or accepted, consistent and comparable set of definitions or standards (legal, regulatory or otherwise) of, nor widespread cross-market consensus (a) as to what constitutes, a ‘green’, ‘social’ or ‘sustainable’ or having equivalent-labelled activity, product or asset; or (b) as to what precise attributes are required for a particular activity, product or asset to be defined as ‘green’, ‘social’ or ‘sustainable’ or such other equivalent label; or (c) as to climate and sustainable activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities and / or reporting of those activities will meet any present or future expectations or requirements for describing or classifying our activities as ‘green’, ‘social’ or ‘sustainable’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Caution about forward-looking ESG or sustainability statements in this presentation: Certain sections in this presentation contain ESG or sustainability related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections and targets and other metrics, including but not limited to: climate and emissions, Business and Human Rights (BHR), corporate governance, R&D and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ambitions when finalized. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, including, without limitation: (a) the extent and pace of climate change, including the timing and manifestation of physical and transition risks, (b) the macroeconomic environment; (c) uncertainty around future climate-related policy, including the timely implementation and integration of adequate government policies; (d) the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers and other stakeholders to mitigate the impact of climate and sustainability-related risks; (e) changes in customer behavior and demand, changes in the available technology for mitigation; (f) the roll-out of low or lower carbon infrastructure; (g) the availability of accurate, verifiable, reliable, consistent and comparable climate-related data; (h) lack of transparency and comparability of climate- related forward-looking methodologies; (i) variation in approaches and outcomes and variations in methodologies may lead to under or overestimates, and consequently present exaggerated indication of climate-related risk; and (j) reliance on assumptions and future uncertainty (calculations of forward-looking metrics are complex and require many methodological choices and assumptions). Accordingly, undue reliance should not be placed on these statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements and expectations will not be interpreted differently than our understanding when defining its sustainability related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. Caution regarding sum-of-the-parts content: Any information contained in this presentation about the sum-of-the-parts is “forward-looking” and utilizes hypothetical data and several management assumptions to provide an illustrative sum-of-the parts analysis for Cemex’s potential market valuation for 2024 only. It is important for readers to know that this illustrative analysis is not intended to be a prediction of the performance of Cemex or Cemex’s securities. Actual events are difficult to predict and different results are almost assured. In addition, a sum-of-the-parts analysis is only one way to value a company and other parties may choose to view our market value differently. This analysis was internally prepared and there can be no assurance that any consensus value for our company will be in-line with this illustrative analysis (and any such consensus may be materially worse). In addition, this illustrative information speaks only as of the date hereof and Cemex does not assume any duty to update this information in the future for any reason. You are also strongly encouraged to read our public filings available on EDGAR on the SEC website at www.sec.gov for additional information about Cemex and the important risks and other factors that could affect our results and the performance of our securities. No offer of securities or investment. The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. This presentation, the information, statements and disclosure included in this presentation are not formally part of any offering documents and are not contractually binding. 3

Stars align for global construction Demographics 1 Urbanization 2 Climate 3 transition Nearshoring / 4 Supply Chain 5 Digitalization 4

In 2020 we adjusted strategy to focus on profitable growth… Prioritize growth, particularly in the US Lead and invest in profitable decarbonization transition with Europe leading the way Establish Urbanization Solutions as a core business 5

…resulting in outstanding operating performance FCF after 1 Achievements 2019-2023 EBITDA ROCE Maint. Capex CAGR Growth of Expansion of Industry leading organic +9% 1.7x 4.2pp EBITDA growth rate, reaching record 2023 3,347 EBITDA 13.7% 1,208 Almost doubling of FCF, to reach 6-year high 2,378 9.5% 695 1 Significant ROCE expansion 2019 2023 2019 2023 2019 2023 EBITDA 18.1% 19.2% Margin +1.1pp Millions of U.S. dollars 1. Return over Capital Employed excluding goodwill 6

Increasing our exposure in fastest growing US region EBITDA as a % of EBITDA Consolidated CAGR 2019 - 2023 US US 13% 24% 29% 7% 2019 2023 US Rest of world Rest of Rest of world world 76% 71% 7

Capital allocation – same course, more flexibility Investment Grade Rating by Continue Further Maintain bolt-on, mainly strengthen systematic and in US, and capital progressive sustainability structure: half dividend policy BBB- Stable outlook investment a turn strategy improvement in leverage 8

Drilling down on growth in main markets # 9

US: Leveraging our greatest growth story Fastest growing region, with most upside 55% of growth investments directed to US EBITDA Millions of U.S. dollars Resulting in 13% EBITDA CAGR, highest of all regions CAGR Low teens % Urb. Sol. scaling rapidly with 28% EBITDA CAGR 13% 1,040 629 Continue to prioritize US investments by recycling FCF and divestments primarily to US 2019 2023 2027 2/3 of all growth capex and divestments to be invested in Margin the US 16.6% 19.5% Focus on expanding aggregate reserves, cement, and urbanization solutions businesses Expect low-teen EBITDA growth rate over next 4 years US EBITDA to grow to 40% weight in portfolio 29% of EBITDA 10

Mexico: The "Crown Jewel"

- Largest region, growing at 11% EBITDA CAGR
- Region with consistently highest margin, FCF, and ROCE
- Rising wages, strong employment, and young demographics
- Increasing alignment with the US economy
- Well positioned to benefit from nearshoring
- Unparalleled market position in core products
- Fast paced incubator of urbanization solutions business
- Urb. Solutions growing at a 6x pace since 2019
- Through Regenera, now co-processing 1/3 of Mexico City waste



EBITDA
Millions of U.S. dollars
CAGR
11%
966
1,488
2019
2023

Consistent FCF conversion of ~90% in last 5 years

41% of EBITDA

CEMEX

Europe: Developing our “Reduce before Capture” strategy EBITDA driven by a 61% increase in prices Region with most pricing upside as carbon increasingly Millions of U.S. dollars becomes a cost of operations CAGR 534 7% A 1 pp margin expansion, accompanied by a 17% reduction in 414 CO emissions over last 4 years 2 Opportunity to develop new adjacent businesses related to 2019 2023 circularity Margin 13.7% 14.6% 90% of cement sales are Vertua, with avg. 45% CO 2 reduction 100% of cement products with environmental disclosure Industry leading with 70% of alternative fuels Leading the industry in profitable decarbonization, with 44% substitution rate reduction, well on the way to EU’s 55% 2030 goal 4 Carbon Capture projects under development Execution of 1 project expected to bring 2030 decarbonization target to a new industry benchmark 15% of EBITDA 12 12

Urbanization Solutions, our business with the highest growth EBITDA Millions of U.S. dollars CAGR 299 +24% Reaching ~$2.4 B Sales in 2023, 14% of consolidated Growing , 128 our circularity business 2019 2023 % of CX’s 5% 9% EBITDA 13

Significant potential to demonstrate shareholder value 2023 Cemex EBITDA Rest of $3.3 B world Europe $0.6 B Mexico $0.5 B 15% US $1.5 B 15% $1.0 B 41% 29% % of consolidated EBITDA 14

What to expect A bright future… from us Accelerate growth in US …aiming for high single Drive profitable decarbonization and digit CAGR in EBITDA circular economy in Europe by 2027 Leverage leading position in Mexico Expand Urbanization Solutions platform 15

Vice-President, Global Sustainability Cemex DAY2024

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cemex, S.A.B. de C.V. (“Cemex”, “we”, “our”, “us”, “our company”) intends these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995. In some cases, these statements can be identified by the use of forward-looking words such as “will,” “may,” “assume,” “might,” “should,” “could,” “continue,” ‘would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” ‘target,” “strategy,” “intend,” “aimed” or other forward-looking words. These forward-looking statements reflect, as of the date such forward-looking statements are made, unless otherwise indicated, Cemex’s expectations and projections about future events based on Cemex’s knowledge of present facts and circumstances, and assumptions about future events. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to Cemex’s plans, objectives, and expectations (financial or otherwise). Although Cemex believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially from historical results or results anticipated by forward-looking statements due to various factors. Some of the risks, uncertainties, assumptions and other important factors that could cause results to differ, or that otherwise could have an impact on us or our consolidated entities include those discussed in Cemex’s most recent annual report and those detailed from time to time in Cemex’s other filings with the Securities and Exchange Commission and the Mexican Stock Exchange (Bolsa Mexicana de Valores), which factors are incorporated herein by reference. Such factors also include, but are not limited to: changes in Mexico’s or other countries’, in which we operate, general economic, political and social conditions, including new governments, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, consumer confidence and the liquidity of the financial and capital markets; the cyclical activity of the construction sector and reduced construction activity in our end markets; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; changes in spending levels for residential and commercial construction; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices as a result of inflation; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment and essential suppliers; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other liabilities relating to existing and/or divested businesses; our ability to secure and permit aggregates reserves in strategically located areas; the timing and amount of federal, state and local funding for infrastructure; changes in our effective tax rate; our ability to comply and implement technologies that aim to reduce CO2 emissions in jurisdictions with carbon regulations in place; the legal and regulatory environment, including environmental, energy, tax, antitrust, human rights and labor welfare, acquisition-related rules and regulations; the effects of currency fluctuations on our results of operations and financial conditions; our ability to satisfy our obligations under our material debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, including our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by government and regulatory agencies; our ability to protect our reputation; our ability to consummate asset sales, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing initiatives for our products, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, and disasters such as earthquakes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including tariffs or import taxes and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement; availability and cost of trucks, railcars, barges and ships, as well as their licensed operators and drivers, for transport of our materials; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as hostilities, war and armed conflicts, including the current war between Russia and Ukraine and conflicts in the Middle East; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; and, natural disasters and other unforeseen events (including global health hazards such as COVID-19). Many factors could cause Cemex’s expectations, expected results, and/or projections expressed in this presentation not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and rate of implementation of technologies, some of which are not yet proven. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from historical results, performance, or achievements and/or results, performance or achievements expressly or implicitly anticipated by the forward-looking statements, or otherwise could have an impact on us or our consolidated entities. Forward-looking statements should not be considered guarantees of future performance, nor the results or developments are indicative of results or developments in subsequent periods. Actual results of Cemex’s operations and the development of market conditions in which Cemex operates, or other circumstances or assumptions suggested by such statements may differ materially from those described in, or suggested by, the forward-looking statements contained herein. Any or all of Cemex’s forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates in which they are made. You should read this presentation and carefully consider the risks, uncertainties, and other factors that may affect our business and operations. The information contained in this presentation speaks only as of the date of this presentation and is subject to change without notice, and except to the extent legally required, we expressly disclaim any obligation or undertaking to update or revise any forward-looking statements in this presentation, whether to reflect any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. You should review future reports we file with the U.S. Securities and Exchange Commission (the “SEC”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores). This presentation also includes statistical data, including, but not limited to, data regarding the production, distribution, marketing, and sale of cement, ready-mix concrete, clinker, aggregates, and Urbanization Solutions. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases refer to Cemex’s prices for its products. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources that were available as of the date of this presentation. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. 18

This presentation includes certain non-IFRS financial measures that differ from financial information presented by Cemex in accordance with IFRS in its financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA (operating earnings before other expenses, net plus depreciation and amortization)” and “Operating EBITDA Margin”. The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. Our Operating EBITDA Margin is calculated by dividing our Operating EBITDA for the period by our revenues as reported in our financial statements. We believe there is no close IFRS financial measure to compare Operating EBITDA Margin. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA and Operating EBITDA Margin are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by Cemex’s management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by Cemex’s creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, Cemex’s management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Non-IFRS financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Important Notice: Caution about environmental, social and governance (“ESG”) and sustainability related data, metrics, and methodologies. The information in this presentation includes non-financial metrics, estimates or other information that are subject to significant measurement uncertainties, which may include the methodology, collection and verification of data, various estimates and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information in this presentation requires the application of a number of key judgments, assumptions and estimates, including with respect to the concept of sustainability. The reported measures in this presentation reflect good faith estimates, assumptions and judgments at the given point in time. There is a risk that these judgments, estimates or assumptions may subsequently prove to be incorrect and/ or may need to be restated or changed. Sustainability reporting is not yet subject to the same globally recognized or accepted reporting or accounting principles and rules as traditional financial reporting. Accordingly, there is a lack of commonly accepted reporting practices for us to follow or align to and ESG measures between organizations in our industry may be non- comparable. In addition, the maturity of underlying data, systems and controls that support non-financial reporting is generally considerably less sophisticated than the systems and internal controls for financial reporting and it also includes manual processes. This may result in non-comparable information between organizations and between reporting periods within organizations as methodologies develop. The further development of accounting and/or reporting standards could materially impact the performance metrics, data points and targets contained in this presentation and the reader may therefore not be able to compare performance metrics, data points or targets from one reporting period to another, on a direct like-for-like basis. We plan to continue to enhance our methodology and processes to improve the robustness of our ESG reporting over time. Caution about the current lack of ESG related definitions or standards: There is currently no single globally recognized or accepted, consistent and comparable set of definitions or standards (legal, regulatory or otherwise) of, nor widespread cross-market consensus (a) as to what constitutes, a ‘green’, ‘social’ or ‘sustainable’ or having equivalent-labelled activity, product or asset; or (b) as to what precise attributes are required for a particular activity, product or asset to be defined as ‘green’, ‘social’ or ‘sustainable’ or such other equivalent label; or (c) as to climate and sustainable activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities and / or reporting of those activities will meet any present or future expectations or requirements for describing or classifying our activities as ‘green’, ‘social’ or ‘sustainable’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Caution about forward-looking ESG or sustainability statements in this presentation: Certain sections in this presentation contain ESG or sustainability related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections and targets and other metrics, including but not limited to: climate and emissions, Business and Human Rights (BHR), corporate governance, R&D and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ambitions when finalized. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, including, without limitation: (a) the extent and pace of climate change, including the timing and manifestation of physical and transition risks, (b) the macroeconomic environment; (c) uncertainty around future climate-related policy, including the timely implementation and integration of adequate government policies; (d) the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers and other stakeholders to mitigate the impact of climate and sustainability-related risks; (e) changes in customer behavior and demand, changes in the available technology for mitigation; (f) the roll-out of low or lower carbon infrastructure; (g) the availability of accurate, verifiable, reliable, consistent and comparable climate-related data; (h) lack of transparency and comparability of climate- related forward-looking methodologies; (i) variation in approaches and outcomes and variations in methodologies may lead to under or overestimates, and consequently present exaggerated indication of climate-related risk; and (j) reliance on assumptions and future uncertainty (calculations of forward-looking metrics are complex and require many methodological choices and assumptions). Accordingly, undue reliance should not be placed on these statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements and expectations will not be interpreted differently than our understanding when defining its sustainability related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. Caution regarding sum-of-the-parts content: Any information contained in this presentation about the sum-of-the-parts is “forward-looking” and utilizes hypothetical data and several management assumptions to provide an illustrative sum-of-the parts analysis for Cemex’s potential market valuation for 2024 only. It is important for readers to know that this illustrative analysis is not intended to be a prediction of the performance of Cemex or Cemex’s securities. Actual events are difficult to predict and different results are almost assured. In addition, a sum-of-the-parts analysis is only one way to value a company and other parties may choose to view our market value differently. This analysis was internally prepared and there can be no assurance that any consensus value for our company will be in-line with this illustrative analysis (and any such consensus may be materially worse). In addition, this illustrative information speaks only as of the date hereof and Cemex does not assume any duty to update this information in the future for any reason. You are also strongly encouraged to read our public filings available on EDGAR on the SEC website at www.sec.gov for additional information about Cemex and the important risks and other factors that could affect our results and the performance of our securities. No offer of securities or investment. The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. This presentation, the information, statements and disclosure included in this presentation are not formally part of any offering documents and are not contractually binding. 19

Pathway to net zero: Reduce before Capture 802 -31% -13% 620 in 1990 541 430 “Reduce before Capture” Cemex’s carbon strategy reached the top level Launch of according to TPI criteria. 0 DECADE TO DELIVER COMPLETING THE NET ZERO TRANSITION 2020 2023 2030 2050 Existing technologies New technologies Essential products, feasible and profitable transition 20 Net Kg CO /ton of cementitious 2 2020 - 2030 2030 - 2050 NET ZERO

Implementing proven levers that are profitable TOTAL EMISSIONS: ~53 M TON CO 2 SCOPE 2 6% 1 -12% since 2020 Electricity 63% SCOPE 1 • Clean electricity projects 1 -13% since 2020 • Long-term contracts • Waste heat recovery Combustion emissions Raw materials • Electric power efficiency • Alt. fuels with high biomass extraction in content quarries • Hydrogen injection 31% SCOPE 3 • Thermal efficiency Purchased goods, transportation, etc. • Purchased clinker cement -1% vs 2020 Process emissions -19% vs 2020 • Purchased fuels • Decarbonated raw materials • Traded fuels -37% vs 2020 • Clinker with different • Hybrid/Electric vehicles formulations • Third party transportation modes (train, barges, etc.) Supplementary Cementitious Materials Total emissions by % 1. Decrease in net specific emissions per ton of cementitious scope in the business 21

To reduce before capture, strong progress in the key levers in Scope 1 and Scope 2 emissions 2023 results variation vs 2020 Alternative Fuels 36.8% Every +1 pp in AF, contributes $4 M to EBITDA +11.5 pp Clinker Factor 72.3% Every -1 pp in CF, contributes $16 M to EBITDA -4.6 pp 12.7% Alternative Raw Materials +2.5 pp 36% % of Clean Electricity +7 pp Note: EBITDA contribution based on 2023 prices and costs 22

Rapidly gaining customer acceptance for Vertua products Launched in 2020, now a $7.2 B global brand % of total volumes Evolved to an extended product portfolio CEMENT 56% Avg. 43% CO reduction 2 Reached our 2025 target 2 years in advance First in industry to offer environmental impact disclosure globally – 100% in cement READY-MIX 48% Avg. 44% CO reduction 2 Your partner in sustainable construction 23

Robust circularity strategy to reinforce decarbonization Reduced CO TOTAL REPURPOSED WASTE 2 2030 target 28 M TON 41 M ton Includes 4M tons of own waste Cemex Plants repurposed Alternative Supplementary Fuels Cementitious Materials 3.3 M tons 11.4 M tons Limestone & Aggregates 9.3 M tons Concrete can be infinitely Municipal and By-Products recycled Industrial Waste Construction, Demolition and Excavation Materials 24

INNOVATION In our transition to net zero # 25

Recipient of most EU grants for innovative 2030 decarbonization levers Alternative fuels and clinker factor Waste gasification Green hydrogen Clinker micronization Public grant Public grant €4 M €10 M Alicante, Spain Alcanar, Spain Alcanar, Spain Innovative grinding + Enhanced hydrogen Boost 20 to 30% admixtures to reduce injection Alternative Fuels usage clinker 26

Innovation portfolio in CO utilization 2 Carbon Utilization CO to Carbon CO Mineralization 2 2 Nanomaterials Public grant €3 M Alcanar, Spain Rugby, UK Recycle clinker dust to Pilot CO reactor to create 2 absorb CO new materials 2 27

Scaling up transformative technologies Carbon Capture and new technologies Solar clinker Carbon capture production pilot project Public grant Pursuing 6 €5 M industrial scale CCUS projects in Europe and USA Castillejo, Spain Victorville, USA st 1 semi-industrial scale Semi-industrial scale carbon capture unit at production (Synhelion) Cemex 28

Preserving NATURE # 29

Minimizing the use of freshwater in our operations WATER Freshwater Withdrawals 2030 Targets 2023 2030 Targets 2021 Baseline l/ton 363 Cement -12% -20% 3 l/m 241 -11% -10% Ready-mix 202 l/ton Aggregates -1% -15% 9% substitution of freshwater in 2023 A- CDP Water Disclosure Rating 30

Enhancing our biodiversity approach to become Nature Positive NEW rd Rehabilitation 3 Party Nature Positive Biodiversity baseline plans certification Action plans 2023 1 2 2 1 Progress 100% 72% 62% 15% All our active quarries Focus on quarries with Focus on quarries with Will cover all our active (273) High Biodiversity Value business relevance quarries (273) 1. Achievement vs. 2025 Target 2. Achievement vs. 2030 Target 31

Closing remarks Decarbonize Circular Economy Innovate Preserve Nature Focus on Reduce before Efforts in circularity Comprehensive open Enhanced efforts in Capture reinforce platform to develop and water and biodiversity decarbonization scale up key Strong progress in SBTi technologies verified 2030 targets We can go faster if a supportive regulatory framework evolves in our key markets

President Cemex United States Cemex DAY2024 Estates Acqualina Building, Florida

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cemex, S.A.B. de C.V. (“Cemex”, “we”, “our”, “us”, “our company”) intends these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995. In some cases, these statements can be identified by the use of forward-looking words such as “will,” “may,” “assume,” “might,” “should,” “could,” “continue,” ‘would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” ‘target,” “strategy,” “intend,” “aimed” or other forward-looking words. These forward-looking statements reflect, as of the date such forward-looking statements are made, unless otherwise indicated, Cemex’s expectations and projections about future events based on Cemex’s knowledge of present facts and circumstances, and assumptions about future events. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to Cemex’s plans, objectives, and expectations (financial or otherwise). Although Cemex believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially from historical results or results anticipated by forward-looking statements due to various factors. Some of the risks, uncertainties, assumptions and other important factors that could cause results to differ, or that otherwise could have an impact on us or our consolidated entities include those discussed in Cemex’s most recent annual report and those detailed from time to time in Cemex’s other filings with the Securities and Exchange Commission and the Mexican Stock Exchange (Bolsa Mexicana de Valores), which factors are incorporated herein by reference. Such factors also include, but are not limited to: changes in Mexico’s or other countries’, in which we operate, general economic, political and social conditions, including new governments, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, consumer confidence and the liquidity of the financial and capital markets; the cyclical activity of the construction sector and reduced construction activity in our end markets; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; changes in spending levels for residential and commercial construction; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices as a result of inflation; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment and essential suppliers; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other liabilities relating to existing and/or divested businesses; our ability to secure and permit aggregates reserves in strategically located areas; the timing and amount of federal, state and local funding for infrastructure; changes in our effective tax rate; our ability to comply and implement technologies that aim to reduce CO2 emissions in jurisdictions with carbon regulations in place; the legal and regulatory environment, including environmental, energy, tax, antitrust, human rights and labor welfare, acquisition-related rules and regulations; the effects of currency fluctuations on our results of operations and financial conditions; our ability to satisfy our obligations under our material debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, including our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by government and regulatory agencies; our ability to protect our reputation; our ability to consummate asset sales, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing initiatives for our products, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, and disasters such as earthquakes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including tariffs or import taxes and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement; availability and cost of trucks, railcars, barges and ships, as well as their licensed operators and drivers, for transport of our materials; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as hostilities, war and armed conflicts, including the current war between Russia and Ukraine and conflicts in the Middle East; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; and, natural disasters and other unforeseen events (including global health hazards such as COVID-19). Many factors could cause Cemex’s expectations, expected results, and/or projections expressed in this presentation not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and rate of implementation of technologies, some of which are not yet proven. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from historical results, performance, or achievements and/or results, performance or achievements expressly or implicitly anticipated by the forward-looking statements, or otherwise could have an impact on us or our consolidated entities. Forward-looking statements should not be considered guarantees of future performance, nor the results or developments are indicative of results or developments in subsequent periods. Actual results of Cemex’s operations and the development of market conditions in which Cemex operates, or other circumstances or assumptions suggested by such statements may differ materially from those described in, or suggested by, the forward-looking statements contained herein. Any or all of Cemex’s forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates in which they are made. You should read this presentation and carefully consider the risks, uncertainties, and other factors that may affect our business and operations. The information contained in this presentation speaks only as of the date of this presentation and is subject to change without notice, and except to the extent legally required, we expressly disclaim any obligation or undertaking to update or revise any forward-looking statements in this presentation, whether to reflect any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. You should review future reports we file with the U.S. Securities and Exchange Commission (the “SEC”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores). This presentation also includes statistical data, including, but not limited to, data regarding the production, distribution, marketing, and sale of cement, ready-mix concrete, clinker, aggregates, and Urbanization Solutions. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases refer to Cemex’s prices for its products. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources that were available as of the date of this presentation. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. 35

This presentation includes certain non-IFRS financial measures that differ from financial information presented by Cemex in accordance with IFRS in its financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA (operating earnings before other expenses, net plus depreciation and amortization)” and “Operating EBITDA Margin”. The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. Our Operating EBITDA Margin is calculated by dividing our Operating EBITDA for the period by our revenues as reported in our financial statements. We believe there is no close IFRS financial measure to compare Operating EBITDA Margin. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA and Operating EBITDA Margin are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by Cemex’s management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by Cemex’s creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, Cemex’s management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Non-IFRS financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Important Notice: Caution about environmental, social and governance (“ESG”) and sustainability related data, metrics, and methodologies. The information in this presentation includes non-financial metrics, estimates or other information that are subject to significant measurement uncertainties, which may include the methodology, collection and verification of data, various estimates and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information in this presentation requires the application of a number of key judgments, assumptions and estimates, including with respect to the concept of sustainability. The reported measures in this presentation reflect good faith estimates, assumptions and judgments at the given point in time. There is a risk that these judgments, estimates or assumptions may subsequently prove to be incorrect and/ or may need to be restated or changed. Sustainability reporting is not yet subject to the same globally recognized or accepted reporting or accounting principles and rules as traditional financial reporting. Accordingly, there is a lack of commonly accepted reporting practices for us to follow or align to and ESG measures between organizations in our industry may be non- comparable. In addition, the maturity of underlying data, systems and controls that support non-financial reporting is generally considerably less sophisticated than the systems and internal controls for financial reporting and it also includes manual processes. This may result in non-comparable information between organizations and between reporting periods within organizations as methodologies develop. The further development of accounting and/or reporting standards could materially impact the performance metrics, data points and targets contained in this presentation and the reader may therefore not be able to compare performance metrics, data points or targets from one reporting period to another, on a direct like-for-like basis. We plan to continue to enhance our methodology and processes to improve the robustness of our ESG reporting over time. Caution about the current lack of ESG related definitions or standards: There is currently no single globally recognized or accepted, consistent and comparable set of definitions or standards (legal, regulatory or otherwise) of, nor widespread cross-market consensus (a) as to what constitutes, a ‘green’, ‘social’ or ‘sustainable’ or having equivalent-labelled activity, product or asset; or (b) as to what precise attributes are required for a particular activity, product or asset to be defined as ‘green’, ‘social’ or ‘sustainable’ or such other equivalent label; or (c) as to climate and sustainable activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities and / or reporting of those activities will meet any present or future expectations or requirements for describing or classifying our activities as ‘green’, ‘social’ or ‘sustainable’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Caution about forward-looking ESG or sustainability statements in this presentation: Certain sections in this presentation contain ESG or sustainability related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections and targets and other metrics, including but not limited to: climate and emissions, Business and Human Rights (BHR), corporate governance, R&D and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ambitions when finalized. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, including, without limitation: (a) the extent and pace of climate change, including the timing and manifestation of physical and transition risks, (b) the macroeconomic environment; (c) uncertainty around future climate-related policy, including the timely implementation and integration of adequate government policies; (d) the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers and other stakeholders to mitigate the impact of climate and sustainability-related risks; (e) changes in customer behavior and demand, changes in the available technology for mitigation; (f) the roll-out of low or lower carbon infrastructure; (g) the availability of accurate, verifiable, reliable, consistent and comparable climate-related data; (h) lack of transparency and comparability of climate- related forward-looking methodologies; (i) variation in approaches and outcomes and variations in methodologies may lead to under or overestimates, and consequently present exaggerated indication of climate-related risk; and (j) reliance on assumptions and future uncertainty (calculations of forward-looking metrics are complex and require many methodological choices and assumptions). Accordingly, undue reliance should not be placed on these statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements and expectations will not be interpreted differently than our understanding when defining its sustainability related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. Caution regarding sum-of-the-parts content: Any information contained in this presentation about the sum-of-the-parts is “forward-looking” and utilizes hypothetical data and several management assumptions to provide an illustrative sum-of-the parts analysis for Cemex’s potential market valuation for 2024 only. It is important for readers to know that this illustrative analysis is not intended to be a prediction of the performance of Cemex or Cemex’s securities. Actual events are difficult to predict and different results are almost assured. In addition, a sum-of-the-parts analysis is only one way to value a company and other parties may choose to view our market value differently. This analysis was internally prepared and there can be no assurance that any consensus value for our company will be in-line with this illustrative analysis (and any such consensus may be materially worse). In addition, this illustrative information speaks only as of the date hereof and Cemex does not assume any duty to update this information in the future for any reason. You are also strongly encouraged to read our public filings available on EDGAR on the SEC website at www.sec.gov for additional information about Cemex and the important risks and other factors that could affect our results and the performance of our securities. No offer of securities or investment. The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. This presentation, the information, statements and disclosure included in this presentation are not formally part of any offering documents and are not contractually binding. 36

Strategically positioned in high growth markets % population growth 2017-2022 3.2% 1.9% Vertically integrated portfolio Key states Rest of US Key states DOT budget Favorable demographics, Billions of US dollars economics and DOT 63 budgets 17% 54 Disproportionately benefiting from $1.2 T infrastructure spending 2023 2024 Key states Reshoring and supply chain States with Cemex presence % of IIJA transportation redefinition occurring in our spending since 2022 states Key 29% states 71% Rest of US 37

Cement and aggregates accounting for 71% of EBITDA 2023 EBITDA EBITDA Millions of US dollars Breakdown 1,040 CAGR +13% Ready Mix & Urbanization Solutions 629 29% 71% Cement & 2019 2023 Aggregates +2.9 pp 16.6% 19.5% Margin 38

Growing profitable aggregates business ✓ 35% of US EBITDA EBITDA Millions of US dollars 417 CAGR +16% 232 ~ ✓ Top 5 player in the US 2019 2023 1 ✓ 45 years of reserves ; +5.0 pp Margin 26% 31% +7 years since 2019 1. Proven and probable reserves plus measured and indicated resources. 39

Expanding aggregates footprint with accretive investments Immokalee, Florida Newfoundland, Canada Immokalee, Florida • Bolt-on acquisition • Florida DOT certified 1 • >200M mt reserves 1 • Greenfield sand plant • +12% of total US reserves 1. Proven and probable reserves plus measured and indicated resources. 40

Positive demand outlook 2025-2028



Residential

- Housing **affordability to improve**
- Housing deficit due to population growth and domestic migration



Infrastructure

- Government is yet to deploy **two thirds** of US$1.2 T of IIJA funds



Industrial

- Domestic manufacturing investments supported by **~$50 B from CHIPS Act** and **~$300 B from IRA**

CEMEX

41

In infrastructure and manufacturing, the best is yet to come! 42

In infrastructure and manufacturing, the best is yet to come!



CALIFORNIA
~US$45 B

Infrastructure

- Delta water conveyance >$16.0 B
- Brightline rail LA to Vegas $12.0 B
- Southeast rail terminal $5.0 B
- South LA Wind project $4.7 B
- BNSF Barstow International rail $1.5 B

Manufacturing

- Applied Materials $4.0 B
- Bosch Semiconductors $1.2 B
- Akash Systems $0.4 B
- Western Digital $0.4 B

CEMEX
43

In infrastructure and manufacturing, the best is yet to come! Infrastructure • Salt River hydro plant $3.0 B • DOT paving and bridges >$2.0 B • Phoenix airport expansion $0.3 B ARIZONA Manufacturing ~US$70 B • TSMC $40.0 B • Intel $20.0 B • Amkor $2.0 B • Linde $0.6 B • Chang Chun Group $0.4 B • Kanto/Chemtrade $0.3 B • ASM $0.3 B 44

In infrastructure and manufacturing, the best is yet to come! Infrastructure • Rio Grande LNG terminal $18.0 B • N. Houston Hwy Improvement $10.0 B • San Antonio I-35 expansion $3.0 B TEXAS • Houston airport expansion $2.6 B ~US$95 B Manufacturing • Texas Instruments $36.0 B • Samsung Electronics $17.3 B • Global Wafers $5.0 B • NXP $2.6 B • X-Fab $0.2 B 45

In infrastructure and manufacturing, the best is yet to come! Infrastructure • I-10 Mobile Bay bridge $2.5 B • Moving Atlanta Forward $0.8 B GEORGIA/ALABAMA Manufacturing ~US$13 B • Hyundai EV $7.6 B • Switch Data Center $0.8 B • Kane Studio $0.7 B • Andersen Corporation $0.4 B 46

In infrastructure and manufacturing, the best is yet to come! Infrastructure FLORIDA • Congestion Relief projects $6.5 B ~US$10 B • Everglades reservoir $3.9 B 47

Solid pricing characteristics 2019-2023 Price CAGR Cement 8% Aggregates 8% Ready Mix 9% 48

Ongoing investments to generate $120 M incremental EBITDA by 2027 Investment Breakdown Aggregates Cement 25% $815 M 55% 14% Ready Mix 6% Urbanization Solutions

Implementing investment plans to accelerate growth Urbanization Aggregates Cement Solutions Small to medium Decarbonize the Admixture and bolt-on value chain Concrete Block acquisitions Businesses Add cement >50 years of capacity (+20%) to Construction and 1 reserves increase demolition waste, production of low insulation, dry CO Vertua cement mortars, stuccos, 2 and flooring solutions 1. Proven and probable reserves plus measured and indicated resources. 50

In summary… Positive demand outlook Strong pricing characteristics supportive of EBITDA growth over medium-term Growth Capex providing incremental EBITDA over medium-term Proceeds from divestitures to accelerate growth Targeting low teens EBITDA CAGR 51

President Cemex EMEA Cemex DAY2024 L’Arbre Blanc, Montpellier, France

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cemex, S.A.B. de C.V. (“Cemex”, “we”, “our”, “us”, “our company”) intends these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995. In some cases, these statements can be identified by the use of forward-looking words such as “will,” “may,” “assume,” “might,” “should,” “could,” “continue,” ‘would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” ‘target,” “strategy,” “intend,” “aimed” or other forward-looking words. These forward-looking statements reflect, as of the date such forward-looking statements are made, unless otherwise indicated, Cemex’s expectations and projections about future events based on Cemex’s knowledge of present facts and circumstances, and assumptions about future events. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to Cemex’s plans, objectives, and expectations (financial or otherwise). Although Cemex believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially from historical results or results anticipated by forward-looking statements due to various factors. Some of the risks, uncertainties, assumptions and other important factors that could cause results to differ, or that otherwise could have an impact on us or our consolidated entities include those discussed in Cemex’s most recent annual report and those detailed from time to time in Cemex’s other filings with the Securities and Exchange Commission and the Mexican Stock Exchange (Bolsa Mexicana de Valores), which factors are incorporated herein by reference. Such factors also include, but are not limited to: changes in Mexico’s or other countries’, in which we operate, general economic, political and social conditions, including new governments, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, consumer confidence and the liquidity of the financial and capital markets; the cyclical activity of the construction sector and reduced construction activity in our end markets; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; changes in spending levels for residential and commercial construction; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices as a result of inflation; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment and essential suppliers; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other liabilities relating to existing and/or divested businesses; our ability to secure and permit aggregates reserves in strategically located areas; the timing and amount of federal, state and local funding for infrastructure; changes in our effective tax rate; our ability to comply and implement technologies that aim to reduce CO2 emissions in jurisdictions with carbon regulations in place; the legal and regulatory environment, including environmental, energy, tax, antitrust, human rights and labor welfare, acquisition-related rules and regulations; the effects of currency fluctuations on our results of operations and financial conditions; our ability to satisfy our obligations under our material debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, including our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by government and regulatory agencies; our ability to protect our reputation; our ability to consummate asset sales, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing initiatives for our products, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, and disasters such as earthquakes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including tariffs or import taxes and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement; availability and cost of trucks, railcars, barges and ships, as well as their licensed operators and drivers, for transport of our materials; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as hostilities, war and armed conflicts, including the current war between Russia and Ukraine and conflicts in the Middle East; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; and, natural disasters and other unforeseen events (including global health hazards such as COVID-19). Many factors could cause Cemex’s expectations, expected results, and/or projections expressed in this presentation not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and rate of implementation of technologies, some of which are not yet proven. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from historical results, performance, or achievements and/or results, performance or achievements expressly or implicitly anticipated by the forward-looking statements, or otherwise could have an impact on us or our consolidated entities. Forward-looking statements should not be considered guarantees of future performance, nor the results or developments are indicative of results or developments in subsequent periods. Actual results of Cemex’s operations and the development of market conditions in which Cemex operates, or other circumstances or assumptions suggested by such statements may differ materially from those described in, or suggested by, the forward-looking statements contained herein. Any or all of Cemex’s forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates in which they are made. You should read this presentation and carefully consider the risks, uncertainties, and other factors that may affect our business and operations. The information contained in this presentation speaks only as of the date of this presentation and is subject to change without notice, and except to the extent legally required, we expressly disclaim any obligation or undertaking to update or revise any forward-looking statements in this presentation, whether to reflect any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. You should review future reports we file with the U.S. Securities and Exchange Commission (the “SEC”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores). This presentation also includes statistical data, including, but not limited to, data regarding the production, distribution, marketing, and sale of cement, ready-mix concrete, clinker, aggregates, and Urbanization Solutions. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases refer to Cemex’s prices for its products. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources that were available as of the date of this presentation. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. 54

This presentation includes certain non-IFRS financial measures that differ from financial information presented by Cemex in accordance with IFRS in its financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA (operating earnings before other expenses, net plus depreciation and amortization)” and “Operating EBITDA Margin”. The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. Our Operating EBITDA Margin is calculated by dividing our Operating EBITDA for the period by our revenues as reported in our financial statements. We believe there is no close IFRS financial measure to compare Operating EBITDA Margin. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA and Operating EBITDA Margin are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by Cemex’s management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by Cemex’s creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, Cemex’s management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Non-IFRS financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Important Notice: Caution about environmental, social and governance (“ESG”) and sustainability related data, metrics, and methodologies. The information in this presentation includes non-financial metrics, estimates or other information that are subject to significant measurement uncertainties, which may include the methodology, collection and verification of data, various estimates and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information in this presentation requires the application of a number of key judgments, assumptions and estimates, including with respect to the concept of sustainability. The reported measures in this presentation reflect good faith estimates, assumptions and judgments at the given point in time. There is a risk that these judgments, estimates or assumptions may subsequently prove to be incorrect and/ or may need to be restated or changed. Sustainability reporting is not yet subject to the same globally recognized or accepted reporting or accounting principles and rules as traditional financial reporting. Accordingly, there is a lack of commonly accepted reporting practices for us to follow or align to and ESG measures between organizations in our industry may be non- comparable. In addition, the maturity of underlying data, systems and controls that support non-financial reporting is generally considerably less sophisticated than the systems and internal controls for financial reporting and it also includes manual processes. This may result in non-comparable information between organizations and between reporting periods within organizations as methodologies develop. The further development of accounting and/or reporting standards could materially impact the performance metrics, data points and targets contained in this presentation and the reader may therefore not be able to compare performance metrics, data points or targets from one reporting period to another, on a direct like-for-like basis. We plan to continue to enhance our methodology and processes to improve the robustness of our ESG reporting over time. Caution about the current lack of ESG related definitions or standards: There is currently no single globally recognized or accepted, consistent and comparable set of definitions or standards (legal, regulatory or otherwise) of, nor widespread cross-market consensus (a) as to what constitutes, a ‘green’, ‘social’ or ‘sustainable’ or having equivalent-labelled activity, product or asset; or (b) as to what precise attributes are required for a particular activity, product or asset to be defined as ‘green’, ‘social’ or ‘sustainable’ or such other equivalent label; or (c) as to climate and sustainable activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities and / or reporting of those activities will meet any present or future expectations or requirements for describing or classifying our activities as ‘green’, ‘social’ or ‘sustainable’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Caution about forward-looking ESG or sustainability statements in this presentation: Certain sections in this presentation contain ESG or sustainability related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections and targets and other metrics, including but not limited to: climate and emissions, Business and Human Rights (BHR), corporate governance, R&D and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ambitions when finalized. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, including, without limitation: (a) the extent and pace of climate change, including the timing and manifestation of physical and transition risks, (b) the macroeconomic environment; (c) uncertainty around future climate-related policy, including the timely implementation and integration of adequate government policies; (d) the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers and other stakeholders to mitigate the impact of climate and sustainability-related risks; (e) changes in customer behavior and demand, changes in the available technology for mitigation; (f) the roll-out of low or lower carbon infrastructure; (g) the availability of accurate, verifiable, reliable, consistent and comparable climate-related data; (h) lack of transparency and comparability of climate- related forward-looking methodologies; (i) variation in approaches and outcomes and variations in methodologies may lead to under or overestimates, and consequently present exaggerated indication of climate-related risk; and (j) reliance on assumptions and future uncertainty (calculations of forward-looking metrics are complex and require many methodological choices and assumptions). Accordingly, undue reliance should not be placed on these statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements and expectations will not be interpreted differently than our understanding when defining its sustainability related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. Caution regarding sum-of-the-parts content: Any information contained in this presentation about the sum-of-the-parts is “forward-looking” and utilizes hypothetical data and several management assumptions to provide an illustrative sum-of-the parts analysis for Cemex’s potential market valuation for 2024 only. It is important for readers to know that this illustrative analysis is not intended to be a prediction of the performance of Cemex or Cemex’s securities. Actual events are difficult to predict and different results are almost assured. In addition, a sum-of-the-parts analysis is only one way to value a company and other parties may choose to view our market value differently. This analysis was internally prepared and there can be no assurance that any consensus value for our company will be in-line with this illustrative analysis (and any such consensus may be materially worse). In addition, this illustrative information speaks only as of the date hereof and Cemex does not assume any duty to update this information in the future for any reason. You are also strongly encouraged to read our public filings available on EDGAR on the SEC website at www.sec.gov for additional information about Cemex and the important risks and other factors that could affect our results and the performance of our securities. No offer of securities or investment. The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. This presentation, the information, statements and disclosure included in this presentation are not formally part of any offering documents and are not contractually binding. 55

Balanced network of assets in >40 European metropolitan markets Streamlined Cement operations as result of One Europe strategy Aggregates & Largest kilns in UK, Germany and Croatia Urbanization Cement Solutions 30% % of 45% Aggregates and Urbanization EBITDA Solutions - fastest growing businesses 25% 40 bolt-on and growth projects in past 5 years Ready Mix Ready Mix is an essential part of our portfolio Direct access to 50k builders across Europe 56

Significant EBITDA expansion EBITDA Millions of US dollars CAGR Growth Drivers +9% 534 One Europe strategy 359 Growth Investments Pricing Strategy Circularity 2018 2023 +3 pp Margin 11% 14% Demonstrating that a green transition is essential, possible and profitable 57

Improved price performance Cement Price & Volume Evolution 61% Input cost inflation Price ROCE Pricing Strategy Value before volume Capacity rationalization Investments to decarbonize Higher CO cost and CBAM 2 -8% Volume 2018 2019 2020 2021 2022 2023 Pricing upside to reflect rising cost of decarbonization 58

Circularity is a fast-growing business and essential for decarbonization 2 Total Volume CDM (Million tons) (Million tons) Circularity +60 Regenera centers 24 16 >300% • Municipal and industrial >400% waste 11 >35% 1 • CDEM 8 6 >43% • Alternative raw materials 4 2020 2023 2030 2020 2023 2030 Circularity supports profitability across all businesses 1. Construction, Demolition and Excavation Materials 2. Construction and Demolition Materials 59

Leading decarbonization in the industry Industry leading rates Actual 2030 Net Specific CO Emissions 2 Kg/ton of cementitious Alternative -44% -65% 70% -33% -55% >90% Fuels 814 Clinker 546 70% <60% Factor 455 366 280 Alternative 24% >28% Raw Materials 1990 2020 2023 2030 2030 w/CCUS 1 3x speed of decarbonization in this decade Extending CO surplus position through 2028 2 1. Versus 1990-2020 60

Reduce before Capture“ - Innovation leader in proven technologies Decarbonization levers Clean Tech Alternative Clinker Alternative Leadership Fuels Factor Raw Materials • Micronization • Decarbonated • 25 EU innovation • Green hydrogen technology hyper-injection byproducts projects funded • Calcined clays • Alternative cements • Modular biogas from • >50 R&D ongoing and clinker organic waste projects • AI driven clinkerization and • Proprietary • Biomass pyrolysis grinding Admixtures “Reducing before Capturing” >5M Tons of CO per year 2 Europe is a hub for Circularity and Clean Tech 61

Decarbonization impacting the marketplace Vertua Cement (% sales) 1st Global +42pp Sustainability brand 1 93% 51% 2023 2020 Rapid adoption, 2 approaching 100% >45% CO emissions reduction 2 Vertua Supreme Cement New solutions: (% sales) Vertua Supreme 3 +70pp 2030-ready 95% 25% 2030 4Q23 100% disclosure on 4 sustainability attributes >55% CO emissions reduction 2 Concrete increasingly becoming the sustainable material of choice 62

Sustainability is an advantage: our essence moving forward • Continue performance momentum • Delivering growth, margin improvement and free cash flow conversion • Circularity in our DNA • Driving decarbonization and profitability in the business • Leader in decarbonization • Accelerating “Reduce before Capture” • Enabling more sustainable building solutions • Leveraging know-how and capabilities for Cemex 63

President Cemex Mexico Cemex DAY2024 Residential Housing, San Luis, Mexico

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cemex, S.A.B. de C.V. (“Cemex”, “we”, “our”, “us”, “our company”) intends these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995. In some cases, these statements can be identified by the use of forward-looking words such as “will,” “may,” “assume,” “might,” “should,” “could,” “continue,” ‘would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” ‘target,” “strategy,” “intend,” “aimed” or other forward-looking words. These forward-looking statements reflect, as of the date such forward-looking statements are made, unless otherwise indicated, Cemex’s expectations and projections about future events based on Cemex’s knowledge of present facts and circumstances, and assumptions about future events. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to Cemex’s plans, objectives, and expectations (financial or otherwise). Although Cemex believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially from historical results or results anticipated by forward-looking statements due to various factors. Some of the risks, uncertainties, assumptions and other important factors that could cause results to differ, or that otherwise could have an impact on us or our consolidated entities include those discussed in Cemex’s most recent annual report and those detailed from time to time in Cemex’s other filings with the Securities and Exchange Commission and the Mexican Stock Exchange (Bolsa Mexicana de Valores), which factors are incorporated herein by reference. Such factors also include, but are not limited to: changes in Mexico’s or other countries’, in which we operate, general economic, political and social conditions, including new governments, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, consumer confidence and the liquidity of the financial and capital markets; the cyclical activity of the construction sector and reduced construction activity in our end markets; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; changes in spending levels for residential and commercial construction; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices as a result of inflation; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment and essential suppliers; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other liabilities relating to existing and/or divested businesses; our ability to secure and permit aggregates reserves in strategically located areas; the timing and amount of federal, state and local funding for infrastructure; changes in our effective tax rate; our ability to comply and implement technologies that aim to reduce CO2 emissions in jurisdictions with carbon regulations in place; the legal and regulatory environment, including environmental, energy, tax, antitrust, human rights and labor welfare, acquisition-related rules and regulations; the effects of currency fluctuations on our results of operations and financial conditions; our ability to satisfy our obligations under our material debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, including our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by government and regulatory agencies; our ability to protect our reputation; our ability to consummate asset sales, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing initiatives for our products, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, and disasters such as earthquakes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including tariffs or import taxes and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement; availability and cost of trucks, railcars, barges and ships, as well as their licensed operators and drivers, for transport of our materials; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as hostilities, war and armed conflicts, including the current war between Russia and Ukraine and conflicts in the Middle East; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; and, natural disasters and other unforeseen events (including global health hazards such as COVID-19). Many factors could cause Cemex’s expectations, expected results, and/or projections expressed in this presentation not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and rate of implementation of technologies, some of which are not yet proven. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from historical results, performance, or achievements and/or results, performance or achievements expressly or implicitly anticipated by the forward-looking statements, or otherwise could have an impact on us or our consolidated entities. Forward-looking statements should not be considered guarantees of future performance, nor the results or developments are indicative of results or developments in subsequent periods. Actual results of Cemex’s operations and the development of market conditions in which Cemex operates, or other circumstances or assumptions suggested by such statements may differ materially from those described in, or suggested by, the forward-looking statements contained herein. Any or all of Cemex’s forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates in which they are made. You should read this presentation and carefully consider the risks, uncertainties, and other factors that may affect our business and operations. The information contained in this presentation speaks only as of the date of this presentation and is subject to change without notice, and except to the extent legally required, we expressly disclaim any obligation or undertaking to update or revise any forward-looking statements in this presentation, whether to reflect any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. You should review future reports we file with the U.S. Securities and Exchange Commission (the “SEC”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores). This presentation also includes statistical data, including, but not limited to, data regarding the production, distribution, marketing, and sale of cement, ready-mix concrete, clinker, aggregates, and Urbanization Solutions. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases refer to Cemex’s prices for its products. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources that were available as of the date of this presentation. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. 66

This presentation includes certain non-IFRS financial measures that differ from financial information presented by Cemex in accordance with IFRS in its financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA (operating earnings before other expenses, net plus depreciation and amortization)” and “Operating EBITDA Margin”. The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. Our Operating EBITDA Margin is calculated by dividing our Operating EBITDA for the period by our revenues as reported in our financial statements. We believe there is no close IFRS financial measure to compare Operating EBITDA Margin. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA and Operating EBITDA Margin are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by Cemex’s management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by Cemex’s creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, Cemex’s management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Non-IFRS financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Important Notice: Caution about environmental, social and governance (“ESG”) and sustainability related data, metrics, and methodologies. The information in this presentation includes non-financial metrics, estimates or other information that are subject to significant measurement uncertainties, which may include the methodology, collection and verification of data, various estimates and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information in this presentation requires the application of a number of key judgments, assumptions and estimates, including with respect to the concept of sustainability. The reported measures in this presentation reflect good faith estimates, assumptions and judgments at the given point in time. There is a risk that these judgments, estimates or assumptions may subsequently prove to be incorrect and/ or may need to be restated or changed. Sustainability reporting is not yet subject to the same globally recognized or accepted reporting or accounting principles and rules as traditional financial reporting. Accordingly, there is a lack of commonly accepted reporting practices for us to follow or align to and ESG measures between organizations in our industry may be non- comparable. In addition, the maturity of underlying data, systems and controls that support non-financial reporting is generally considerably less sophisticated than the systems and internal controls for financial reporting and it also includes manual processes. This may result in non-comparable information between organizations and between reporting periods within organizations as methodologies develop. The further development of accounting and/or reporting standards could materially impact the performance metrics, data points and targets contained in this presentation and the reader may therefore not be able to compare performance metrics, data points or targets from one reporting period to another, on a direct like-for-like basis. We plan to continue to enhance our methodology and processes to improve the robustness of our ESG reporting over time. Caution about the current lack of ESG related definitions or standards: There is currently no single globally recognized or accepted, consistent and comparable set of definitions or standards (legal, regulatory or otherwise) of, nor widespread cross-market consensus (a) as to what constitutes, a ‘green’, ‘social’ or ‘sustainable’ or having equivalent-labelled activity, product or asset; or (b) as to what precise attributes are required for a particular activity, product or asset to be defined as ‘green’, ‘social’ or ‘sustainable’ or such other equivalent label; or (c) as to climate and sustainable activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities and / or reporting of those activities will meet any present or future expectations or requirements for describing or classifying our activities as ‘green’, ‘social’ or ‘sustainable’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Caution about forward-looking ESG or sustainability statements in this presentation: Certain sections in this presentation contain ESG or sustainability related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections and targets and other metrics, including but not limited to: climate and emissions, Business and Human Rights (BHR), corporate governance, R&D and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ambitions when finalized. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, including, without limitation: (a) the extent and pace of climate change, including the timing and manifestation of physical and transition risks, (b) the macroeconomic environment; (c) uncertainty around future climate-related policy, including the timely implementation and integration of adequate government policies; (d) the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers and other stakeholders to mitigate the impact of climate and sustainability-related risks; (e) changes in customer behavior and demand, changes in the available technology for mitigation; (f) the roll-out of low or lower carbon infrastructure; (g) the availability of accurate, verifiable, reliable, consistent and comparable climate-related data; (h) lack of transparency and comparability of climate- related forward-looking methodologies; (i) variation in approaches and outcomes and variations in methodologies may lead to under or overestimates, and consequently present exaggerated indication of climate-related risk; and (j) reliance on assumptions and future uncertainty (calculations of forward-looking metrics are complex and require many methodological choices and assumptions). Accordingly, undue reliance should not be placed on these statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements and expectations will not be interpreted differently than our understanding when defining its sustainability related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. Caution regarding sum-of-the-parts content: Any information contained in this presentation about the sum-of-the-parts is “forward-looking” and utilizes hypothetical data and several management assumptions to provide an illustrative sum-of-the parts analysis for Cemex’s potential market valuation for 2024 only. It is important for readers to know that this illustrative analysis is not intended to be a prediction of the performance of Cemex or Cemex’s securities. Actual events are difficult to predict and different results are almost assured. In addition, a sum-of-the-parts analysis is only one way to value a company and other parties may choose to view our market value differently. This analysis was internally prepared and there can be no assurance that any consensus value for our company will be in-line with this illustrative analysis (and any such consensus may be materially worse). In addition, this illustrative information speaks only as of the date hereof and Cemex does not assume any duty to update this information in the future for any reason. You are also strongly encouraged to read our public filings available on EDGAR on the SEC website at www.sec.gov for additional information about Cemex and the important risks and other factors that could affect our results and the performance of our securities. No offer of securities or investment. The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. This presentation, the information, statements and disclosure included in this presentation are not formally part of any offering documents and are not contractually binding. 67

Consistently delivering sound results EBITDA Millions of US dollars 11% 1,488 CAGR 966 2019 2023 High Strongest FCF Cash flow Healthiest growth conversion stability returns 68

The Mexican Moment: riding the growth wave #1 US trade partner surpassing Nearshoring 1 China Demographic Young population entering peak 2 consumption period dividend Strong labor market and Macroeconomic 3 sustained wage growth stability Early in the Americas to start an Sustainability 4 Emissions Trading System Construction sector with substantial tailwinds 69

Well positioned to seize tailwinds Construction growth Broad reach supported by opportunities superior infrastructure Cement 2x plants Industrial buildings Vertical construction Ready-mix 4x plants Aggregate 3x Major infrastructure Housing projects quarries With the industry’s premier sustainable portfolio nd …than 2 largest player 70

Urbanization Solutions: a dynamic growth engine EBITDA Millions of US dollars Leveraging circular economy opportunities 102 58% CAGR Product portfolio leader for Cement & RMX High performance materials 17 Launching and scaling innovative products 2019 2023 71

Right time, right place, right company Resilient Superior customer supply chain experience Largest material distribution Nationwide network footprint Cemex Advanced digital Set for Mexico platform Unmatched relationship Growth with key construction stakeholders Leadership position in At forefront of industry’s building solutions sustainability transformation Powered by a high performing team 72

President Cemex SCAC Cemex DAY2024 Bridge of the Americas, Panama

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cemex, S.A.B. de C.V. (“Cemex”, “we”, “our”, “us”, “our company”) intends these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995. In some cases, these statements can be identified by the use of forward-looking words such as “will,” “may,” “assume,” “might,” “should,” “could,” “continue,” ‘would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” ‘target,” “strategy,” “intend,” “aimed” or other forward-looking words. These forward-looking statements reflect, as of the date such forward-looking statements are made, unless otherwise indicated, Cemex’s expectations and projections about future events based on Cemex’s knowledge of present facts and circumstances, and assumptions about future events. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to Cemex’s plans, objectives, and expectations (financial or otherwise). Although Cemex believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially from historical results or results anticipated by forward-looking statements due to various factors. Some of the risks, uncertainties, assumptions and other important factors that could cause results to differ, or that otherwise could have an impact on us or our consolidated entities include those discussed in Cemex’s most recent annual report and those detailed from time to time in Cemex’s other filings with the Securities and Exchange Commission and the Mexican Stock Exchange (Bolsa Mexicana de Valores), which factors are incorporated herein by reference. Such factors also include, but are not limited to: changes in Mexico’s or other countries’, in which we operate, general economic, political and social conditions, including new governments, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, consumer confidence and the liquidity of the financial and capital markets; the cyclical activity of the construction sector and reduced construction activity in our end markets; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; changes in spending levels for residential and commercial construction; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices as a result of inflation; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment and essential suppliers; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other liabilities relating to existing and/or divested businesses; our ability to secure and permit aggregates reserves in strategically located areas; the timing and amount of federal, state and local funding for infrastructure; changes in our effective tax rate; our ability to comply and implement technologies that aim to reduce CO2 emissions in jurisdictions with carbon regulations in place; the legal and regulatory environment, including environmental, energy, tax, antitrust, human rights and labor welfare, acquisition-related rules and regulations; the effects of currency fluctuations on our results of operations and financial conditions; our ability to satisfy our obligations under our material debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, including our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by government and regulatory agencies; our ability to protect our reputation; our ability to consummate asset sales, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing initiatives for our products, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, and disasters such as earthquakes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including tariffs or import taxes and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement; availability and cost of trucks, railcars, barges and ships, as well as their licensed operators and drivers, for transport of our materials; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as hostilities, war and armed conflicts, including the current war between Russia and Ukraine and conflicts in the Middle East; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; and, natural disasters and other unforeseen events (including global health hazards such as COVID-19). Many factors could cause Cemex’s expectations, expected results, and/or projections expressed in this presentation not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and rate of implementation of technologies, some of which are not yet proven. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from historical results, performance, or achievements and/or results, performance or achievements expressly or implicitly anticipated by the forward-looking statements, or otherwise could have an impact on us or our consolidated entities. Forward-looking statements should not be considered guarantees of future performance, nor the results or developments are indicative of results or developments in subsequent periods. Actual results of Cemex’s operations and the development of market conditions in which Cemex operates, or other circumstances or assumptions suggested by such statements may differ materially from those described in, or suggested by, the forward-looking statements contained herein. Any or all of Cemex’s forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates in which they are made. You should read this presentation and carefully consider the risks, uncertainties, and other factors that may affect our business and operations. The information contained in this presentation speaks only as of the date of this presentation and is subject to change without notice, and except to the extent legally required, we expressly disclaim any obligation or undertaking to update or revise any forward-looking statements in this presentation, whether to reflect any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. You should review future reports we file with the U.S. Securities and Exchange Commission (the “SEC”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores). This presentation also includes statistical data, including, but not limited to, data regarding the production, distribution, marketing, and sale of cement, ready-mix concrete, clinker, aggregates, and Urbanization Solutions. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases refer to Cemex’s prices for its products. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources that were available as of the date of this presentation. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. 75

This presentation includes certain non-IFRS financial measures that differ from financial information presented by Cemex in accordance with IFRS in its financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA (operating earnings before other expenses, net plus depreciation and amortization)” and “Operating EBITDA Margin”. The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. Our Operating EBITDA Margin is calculated by dividing our Operating EBITDA for the period by our revenues as reported in our financial statements. We believe there is no close IFRS financial measure to compare Operating EBITDA Margin. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA and Operating EBITDA Margin are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by Cemex’s management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by Cemex’s creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, Cemex’s management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Non-IFRS financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Important Notice: Caution about environmental, social and governance (“ESG”) and sustainability related data, metrics, and methodologies. The information in this presentation includes non-financial metrics, estimates or other information that are subject to significant measurement uncertainties, which may include the methodology, collection and verification of data, various estimates and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information in this presentation requires the application of a number of key judgments, assumptions and estimates, including with respect to the concept of sustainability. The reported measures in this presentation reflect good faith estimates, assumptions and judgments at the given point in time. There is a risk that these judgments, estimates or assumptions may subsequently prove to be incorrect and/ or may need to be restated or changed. Sustainability reporting is not yet subject to the same globally recognized or accepted reporting or accounting principles and rules as traditional financial reporting. Accordingly, there is a lack of commonly accepted reporting practices for us to follow or align to and ESG measures between organizations in our industry may be non- comparable. In addition, the maturity of underlying data, systems and controls that support non-financial reporting is generally considerably less sophisticated than the systems and internal controls for financial reporting and it also includes manual processes. This may result in non-comparable information between organizations and between reporting periods within organizations as methodologies develop. The further development of accounting and/or reporting standards could materially impact the performance metrics, data points and targets contained in this presentation and the reader may therefore not be able to compare performance metrics, data points or targets from one reporting period to another, on a direct like-for-like basis. We plan to continue to enhance our methodology and processes to improve the robustness of our ESG reporting over time. Caution about the current lack of ESG related definitions or standards: There is currently no single globally recognized or accepted, consistent and comparable set of definitions or standards (legal, regulatory or otherwise) of, nor widespread cross-market consensus (a) as to what constitutes, a ‘green’, ‘social’ or ‘sustainable’ or having equivalent-labelled activity, product or asset; or (b) as to what precise attributes are required for a particular activity, product or asset to be defined as ‘green’, ‘social’ or ‘sustainable’ or such other equivalent label; or (c) as to climate and sustainable activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities and / or reporting of those activities will meet any present or future expectations or requirements for describing or classifying our activities as ‘green’, ‘social’ or ‘sustainable’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Caution about forward-looking ESG or sustainability statements in this presentation: Certain sections in this presentation contain ESG or sustainability related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections and targets and other metrics, including but not limited to: climate and emissions, Business and Human Rights (BHR), corporate governance, R&D and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ambitions when finalized. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, including, without limitation: (a) the extent and pace of climate change, including the timing and manifestation of physical and transition risks, (b) the macroeconomic environment; (c) uncertainty around future climate-related policy, including the timely implementation and integration of adequate government policies; (d) the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers and other stakeholders to mitigate the impact of climate and sustainability-related risks; (e) changes in customer behavior and demand, changes in the available technology for mitigation; (f) the roll-out of low or lower carbon infrastructure; (g) the availability of accurate, verifiable, reliable, consistent and comparable climate-related data; (h) lack of transparency and comparability of climate- related forward-looking methodologies; (i) variation in approaches and outcomes and variations in methodologies may lead to under or overestimates, and consequently present exaggerated indication of climate-related risk; and (j) reliance on assumptions and future uncertainty (calculations of forward-looking metrics are complex and require many methodological choices and assumptions). Accordingly, undue reliance should not be placed on these statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements and expectations will not be interpreted differently than our understanding when defining its sustainability related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. Caution regarding sum-of-the-parts content: Any information contained in this presentation about the sum-of-the-parts is “forward-looking” and utilizes hypothetical data and several management assumptions to provide an illustrative sum-of-the parts analysis for Cemex’s potential market valuation for 2024 only. It is important for readers to know that this illustrative analysis is not intended to be a prediction of the performance of Cemex or Cemex’s securities. Actual events are difficult to predict and different results are almost assured. In addition, a sum-of-the-parts analysis is only one way to value a company and other parties may choose to view our market value differently. This analysis was internally prepared and there can be no assurance that any consensus value for our company will be in-line with this illustrative analysis (and any such consensus may be materially worse). In addition, this illustrative information speaks only as of the date hereof and Cemex does not assume any duty to update this information in the future for any reason. You are also strongly encouraged to read our public filings available on EDGAR on the SEC website at www.sec.gov for additional information about Cemex and the important risks and other factors that could affect our results and the performance of our securities. No offer of securities or investment. The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. This presentation, the information, statements and disclosure included in this presentation are not formally part of any offering documents and are not contractually binding. 76

Recent inflection point in EBITDA with a diversified portfolio 2023 EBITDA Breakdown EBITDA YoY% Other 12% PAN DOM 24% 9% 34% 17% 11% NIC 16% 13% 15% 19% COL TCL 2013 EBITDA Breakdown -9% Other 29% 53% COL -23% 2021 2022 1Q23 2Q23 3Q23 4Q23 18% PAN 77

Well integrated and agile network in a tight supply region Bahamas 94% 96% CEMEX Capacity Additions Guatemala (2021-2025e) Puerto Jamaica Rico >100% Dom. Cement Republic As % of total Barbados Country Capacity 1 NCC (M tons) Trinidad & Nicaragua Tobago 93% Colombia +1.3 ~10% >100% 88% 2 Colombia Dom. Republic +0.7 ~13% Guatemala +0.4 ~8% Guyana Panama Jamaica +0.3 ~27% 92% Total +2.7 1. National Cement Consumption 2. Starting from 2022 Peru CEMEX grinding capacity utilization CEMEX clinker capacity utilization Expansion projects Operating model change 78

Capitalizing on region’s strengths to continue delivering value Regional Drivers Competitive Commitment to Advantages Sustainability Strong remittances Integrated supply chain ✓✓✓ network Public infrastructure Nature based solutions ✓✓ Construrama ✓ ecosystem Tourism Clean energy ✓✓ Digital platform ✓ Strong FCF and attractive ROCE in an accretive business model 79

Introducing TCL: strong growth with attractive market positions EBITDA Millions of US dollars Jamaica CAGR 78 Barbados +6% Dominican Republic 58 Part of TCL group Part of CEMEX Trinidad & Tobago Panama Guyana 2018 2023 Largest domestic producer in every market Cement production capacity # 2.3 M mt Clinker facilities 2 Acquired in 2017 and executed successful turnaround Grinding facilities 0.3 M mt 1 Jamaica - boom in tourism and I&C investments Cement terminals - 1 Trinidad – export powerhouse Guyana – energy sector expansion 80

In summary… Interconnected and diversified portfolio Strong market positions in key markets Top performer in FCF generation Solid fundamentals supportive of growth 81

EVP of Strategic Planning and Business Development Cemex DAY2024

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cemex, S.A.B. de C.V. (“Cemex”, “we”, “our”, “us”, “our company”) intends these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995. In some cases, these statements can be identified by the use of forward-looking words such as “will,” “may,” “assume,” “might,” “should,” “could,” “continue,” ‘would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” ‘target,” “strategy,” “intend,” “aimed” or other forward-looking words. These forward-looking statements reflect, as of the date such forward-looking statements are made, unless otherwise indicated, Cemex’s expectations and projections about future events based on Cemex’s knowledge of present facts and circumstances, and assumptions about future events. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to Cemex’s plans, objectives, and expectations (financial or otherwise). Although Cemex believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially from historical results or results anticipated by forward-looking statements due to various factors. Some of the risks, uncertainties, assumptions and other important factors that could cause results to differ, or that otherwise could have an impact on us or our consolidated entities include those discussed in Cemex’s most recent annual report and those detailed from time to time in Cemex’s other filings with the Securities and Exchange Commission and the Mexican Stock Exchange (Bolsa Mexicana de Valores), which factors are incorporated herein by reference. Such factors also include, but are not limited to: changes in Mexico’s or other countries’, in which we operate, general economic, political and social conditions, including new governments, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, consumer confidence and the liquidity of the financial and capital markets; the cyclical activity of the construction sector and reduced construction activity in our end markets; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; changes in spending levels for residential and commercial construction; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices as a result of inflation; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment and essential suppliers; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other liabilities relating to existing and/or divested businesses; our ability to secure and permit aggregates reserves in strategically located areas; the timing and amount of federal, state and local funding for infrastructure; changes in our effective tax rate; our ability to comply and implement technologies that aim to reduce CO2 emissions in jurisdictions with carbon regulations in place; the legal and regulatory environment, including environmental, energy, tax, antitrust, human rights and labor welfare, acquisition-related rules and regulations; the effects of currency fluctuations on our results of operations and financial conditions; our ability to satisfy our obligations under our material debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, including our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by government and regulatory agencies; our ability to protect our reputation; our ability to consummate asset sales, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing initiatives for our products, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, and disasters such as earthquakes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including tariffs or import taxes and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement; availability and cost of trucks, railcars, barges and ships, as well as their licensed operators and drivers, for transport of our materials; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as hostilities, war and armed conflicts, including the current war between Russia and Ukraine and conflicts in the Middle East; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; and, natural disasters and other unforeseen events (including global health hazards such as COVID-19). Many factors could cause Cemex’s expectations, expected results, and/or projections expressed in this presentation not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and rate of implementation of technologies, some of which are not yet proven. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from historical results, performance, or achievements and/or results, performance or achievements expressly or implicitly anticipated by the forward-looking statements, or otherwise could have an impact on us or our consolidated entities. Forward-looking statements should not be considered guarantees of future performance, nor the results or developments are indicative of results or developments in subsequent periods. Actual results of Cemex’s operations and the development of market conditions in which Cemex operates, or other circumstances or assumptions suggested by such statements may differ materially from those described in, or suggested by, the forward-looking statements contained herein. Any or all of Cemex’s forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates in which they are made. You should read this presentation and carefully consider the risks, uncertainties, and other factors that may affect our business and operations. The information contained in this presentation speaks only as of the date of this presentation and is subject to change without notice, and except to the extent legally required, we expressly disclaim any obligation or undertaking to update or revise any forward-looking statements in this presentation, whether to reflect any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. You should review future reports we file with the U.S. Securities and Exchange Commission (the “SEC”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores). This presentation also includes statistical data, including, but not limited to, data regarding the production, distribution, marketing, and sale of cement, ready-mix concrete, clinker, aggregates, and Urbanization Solutions. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases refer to Cemex’s prices for its products. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources that were available as of the date of this presentation. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. 84

This presentation includes certain non-IFRS financial measures that differ from financial information presented by Cemex in accordance with IFRS in its financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA (operating earnings before other expenses, net plus depreciation and amortization)” and “Operating EBITDA Margin”. The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. Our Operating EBITDA Margin is calculated by dividing our Operating EBITDA for the period by our revenues as reported in our financial statements. We believe there is no close IFRS financial measure to compare Operating EBITDA Margin. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA and Operating EBITDA Margin are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by Cemex’s management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by Cemex’s creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, Cemex’s management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Non-IFRS financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Important Notice: Caution about environmental, social and governance (“ESG”) and sustainability related data, metrics, and methodologies. The information in this presentation includes non-financial metrics, estimates or other information that are subject to significant measurement uncertainties, which may include the methodology, collection and verification of data, various estimates and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information in this presentation requires the application of a number of key judgments, assumptions and estimates, including with respect to the concept of sustainability. The reported measures in this presentation reflect good faith estimates, assumptions and judgments at the given point in time. There is a risk that these judgments, estimates or assumptions may subsequently prove to be incorrect and/ or may need to be restated or changed. Sustainability reporting is not yet subject to the same globally recognized or accepted reporting or accounting principles and rules as traditional financial reporting. Accordingly, there is a lack of commonly accepted reporting practices for us to follow or align to and ESG measures between organizations in our industry may be non- comparable. In addition, the maturity of underlying data, systems and controls that support non-financial reporting is generally considerably less sophisticated than the systems and internal controls for financial reporting and it also includes manual processes. This may result in non-comparable information between organizations and between reporting periods within organizations as methodologies develop. The further development of accounting and/or reporting standards could materially impact the performance metrics, data points and targets contained in this presentation and the reader may therefore not be able to compare performance metrics, data points or targets from one reporting period to another, on a direct like-for-like basis. We plan to continue to enhance our methodology and processes to improve the robustness of our ESG reporting over time. Caution about the current lack of ESG related definitions or standards: There is currently no single globally recognized or accepted, consistent and comparable set of definitions or standards (legal, regulatory or otherwise) of, nor widespread cross-market consensus (a) as to what constitutes, a ‘green’, ‘social’ or ‘sustainable’ or having equivalent-labelled activity, product or asset; or (b) as to what precise attributes are required for a particular activity, product or asset to be defined as ‘green’, ‘social’ or ‘sustainable’ or such other equivalent label; or (c) as to climate and sustainable activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities and / or reporting of those activities will meet any present or future expectations or requirements for describing or classifying our activities as ‘green’, ‘social’ or ‘sustainable’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Caution about forward-looking ESG or sustainability statements in this presentation: Certain sections in this presentation contain ESG or sustainability related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections and targets and other metrics, including but not limited to: climate and emissions, Business and Human Rights (BHR), corporate governance, R&D and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ambitions when finalized. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, including, without limitation: (a) the extent and pace of climate change, including the timing and manifestation of physical and transition risks, (b) the macroeconomic environment; (c) uncertainty around future climate-related policy, including the timely implementation and integration of adequate government policies; (d) the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers and other stakeholders to mitigate the impact of climate and sustainability-related risks; (e) changes in customer behavior and demand, changes in the available technology for mitigation; (f) the roll-out of low or lower carbon infrastructure; (g) the availability of accurate, verifiable, reliable, consistent and comparable climate-related data; (h) lack of transparency and comparability of climate- related forward-looking methodologies; (i) variation in approaches and outcomes and variations in methodologies may lead to under or overestimates, and consequently present exaggerated indication of climate-related risk; and (j) reliance on assumptions and future uncertainty (calculations of forward-looking metrics are complex and require many methodological choices and assumptions). Accordingly, undue reliance should not be placed on these statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements and expectations will not be interpreted differently than our understanding when defining its sustainability related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. Caution regarding sum-of-the-parts content: Any information contained in this presentation about the sum-of-the-parts is “forward-looking” and utilizes hypothetical data and several management assumptions to provide an illustrative sum-of-the parts analysis for Cemex’s potential market valuation for 2024 only. It is important for readers to know that this illustrative analysis is not intended to be a prediction of the performance of Cemex or Cemex’s securities. Actual events are difficult to predict and different results are almost assured. In addition, a sum-of-the-parts analysis is only one way to value a company and other parties may choose to view our market value differently. This analysis was internally prepared and there can be no assurance that any consensus value for our company will be in-line with this illustrative analysis (and any such consensus may be materially worse). In addition, this illustrative information speaks only as of the date hereof and Cemex does not assume any duty to update this information in the future for any reason. You are also strongly encouraged to read our public filings available on EDGAR on the SEC website at www.sec.gov for additional information about Cemex and the important risks and other factors that could affect our results and the performance of our securities. No offer of securities or investment. The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. This presentation, the information, statements and disclosure included in this presentation are not formally part of any offering documents and are not contractually binding. 85

Five pillars underpin the development of Cemex REST OF THE USA MEXICO EUROPE WORLD Attractive Leading market Leading the way Select fundamentals position with in profitable geographies and strong FCF decarbonization with valuable abundant generation building investment materials opportunities franchises Expanding URBANIZATION SOLUTIONS in key markets 86 86

Active portfolio management & focused capital allocation PORTFOLIO CAPITAL ALLOCATION FRAMEWORK EVOLUTION REBALANCING OF SHAREHOLDER INVESTING TO GROW DEBT PAYDOWN PORTFOLIO RETURNS Focus on • Maintain • Return capital to • Simplify portfolio • US investment grade shareholders • Expand Urb Sol • Exit selective business markets and • Profitable redeploy capital decarbonization 87

Adjusted strategy in 2020 to focus on profitable growth CEMEX EBITDA 2019-23 Divested ~$2 billion in assets 3.35 CAGR +9% since 2019 84% 2.33 29% RoW Ongoing ~$2 billion bolt on and growth 77% investment program 14% 24% USA 16% Europe 40% Focus on growth, 37% Mexico FCF generation and decarbonization 2019 2023 Billions of U.S. dollars. Percentages before others and intercompany eliminations 88

~US$2 B capital deployment in line with priorities Investment Pipeline 2021-24 1 1.9 B Highlights Avg. IRR Steady-state EBITDA Projects 36% 638 M 409 0.8 USA 299 completed 1 EBITDA Contribution 638 0.4 Sustainability 317 321 Urbanization 0.2 Solutions 0.5 Other 2023 Steady-state Steady-state Incremental EBITDA 1. Millions of US dollars, unless otherwise stated. Information as of February 2024. Ongoing + finished projects. 89

Growth investments geared towards the US market Investment Pipeline 2021-24 Projects Avg. IRR Steady-state EBITDA 1.9 B 74 28% 216 M 0.8 USA STRENGHTENING Investments TEXAS POSITION 275 M Through acquisitions & investments in key IRR priorities Sustainability 0.4 24% ENHANCING Investments Urbanization 0.2 Solutions FLORIDA 266 M BUSINESSES IRR Significant increase in aggregates reserves, 0.5 Other 24% developing Urb Sol Millions of U.S. dollars unless otherwise stated. Information as of February 2024. Ongoing + finished projects 90

Decarbonization is essential, feasible and a profitable journey Investment Pipeline 2021-24 Projects Avg. IRR Steady-state EBITDA 1.9 B 172 48% 148 M 0.8 USA Investment RUGBY CLIMAFUEL 29 M 70% substitution with IRR Climafuel, avoiding 112 k Tons of CO 0.4 Sustainability 40% 2 Urbanization Investment ALICANTE 0.2 Solutions CLYNGAS 9 M Producing a syngas IRR from RDF with EU 0.5 Other Innovation Fund 42% Millions of U.S. dollars unless otherwise stated. Information as of February 2024. Ongoing + finished projects 91

Urbanization Solutions, our business with the highest growth URBANIZATION SOLUTIONS EBITDA Evolution 2019-23 Urbanization Solutions Global Businesses EBITDA CAGR 2019-23 CAGR +24% 299 +75% Circularity +29% Mortars 128 RoW +26% Admixtures USA Europe Mexico +24% Industrialized Construction 2019 2023 % of CX’s 11% 14% sales Millions of U.S. dollars. Information as of February 2024.. 92

Urbanization Solutions, selected investments Circularity Mortars New Regenera facility, Mexico City, Mexico Acquired Kiesel, Stutggart, Germany December 2023 September 2023 Admixtures Industrialized Construction New production facility, California, USA Concrete railway sleepers and bearers March 2020 capacity increase, Somercotes, UK February 2023 93

With Regenera, Cemex should be processing 41 M tons of waste by 2030 CONSTRUCTION, DEMOLITION & MUNICIPAL & EXCAVATION MATERIALS BY-PRODUCTS INDUSTRIAL WASTE CDEM M&IW Increased capacity and Developed 100 Regenera Avoided 20 M Tons of CO 2 footprint of facilities in sites in the US and Europe with industrial by-products Mexico Double M&IW processed to 7 Increase 30% by-products M Tons, achieving a 55% AF Expand >2.0x the processing reducing 16 M Tons of virgin substitution rate of CDEM reaching 18 M Tons material per year 94 TODAY 2030

Shareholder value drives our capital allocation framework Balanced capital allocation Invest to grow in the US FCF Growth Investments Return capital to shareholders Dividends & buybacks Divestments Debt Paydown Maintain investment grade credit rating SOURCES USES 95

Growth strategy should lead to high single digit growth CEMEX EBITDA 2023-Midterm High-single Expand footprint in the US, aiming to digit growth reach 40% EBITDA contribution 90% 3.35 Sustainability leadership in Europe Aiming to reach 40% RoW 84% USA 29% Leverage leading position in Mexico, to drive FCF generation Europe 14% Aspiration to grow Urbanization Solutions to a 1 billion EBITDA business Mexico 40% 2023 Midterm Billions of US$ dollars. Percentages before others and intercompany eliminations. 96

CFO Cemex DAY2024

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cemex, S.A.B. de C.V. (“Cemex”, “we”, “our”, “us”, “our company”) intends these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995. In some cases, these statements can be identified by the use of forward-looking words such as “will,” “may,” “assume,” “might,” “should,” “could,” “continue,” ‘would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” ‘target,” “strategy,” “intend,” “aimed” or other forward-looking words. These forward-looking statements reflect, as of the date such forward-looking statements are made, unless otherwise indicated, Cemex’s expectations and projections about future events based on Cemex’s knowledge of present facts and circumstances, and assumptions about future events. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to Cemex’s plans, objectives, and expectations (financial or otherwise). Although Cemex believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially from historical results or results anticipated by forward-looking statements due to various factors. Some of the risks, uncertainties, assumptions and other important factors that could cause results to differ, or that otherwise could have an impact on us or our consolidated entities include those discussed in Cemex’s most recent annual report and those detailed from time to time in Cemex’s other filings with the Securities and Exchange Commission and the Mexican Stock Exchange (Bolsa Mexicana de Valores), which factors are incorporated herein by reference. Such factors also include, but are not limited to: changes in Mexico’s or other countries’, in which we operate, general economic, political and social conditions, including new governments, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, consumer confidence and the liquidity of the financial and capital markets; the cyclical activity of the construction sector and reduced construction activity in our end markets; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash contributions to the pension plans; changes in spending levels for residential and commercial construction; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices as a result of inflation; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment and essential suppliers; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other liabilities relating to existing and/or divested businesses; our ability to secure and permit aggregates reserves in strategically located areas; the timing and amount of federal, state and local funding for infrastructure; changes in our effective tax rate; our ability to comply and implement technologies that aim to reduce CO2 emissions in jurisdictions with carbon regulations in place; the legal and regulatory environment, including environmental, energy, tax, antitrust, human rights and labor welfare, acquisition-related rules and regulations; the effects of currency fluctuations on our results of operations and financial conditions; our ability to satisfy our obligations under our material debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, including our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by government and regulatory agencies; our ability to protect our reputation; our ability to consummate asset sales, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing initiatives for our products, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, and disasters such as earthquakes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including tariffs or import taxes and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement; availability and cost of trucks, railcars, barges and ships, as well as their licensed operators and drivers, for transport of our materials; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as hostilities, war and armed conflicts, including the current war between Russia and Ukraine and conflicts in the Middle East; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; and, natural disasters and other unforeseen events (including global health hazards such as COVID-19). Many factors could cause Cemex’s expectations, expected results, and/or projections expressed in this presentation not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and rate of implementation of technologies, some of which are not yet proven. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from historical results, performance, or achievements and/or results, performance or achievements expressly or implicitly anticipated by the forward-looking statements, or otherwise could have an impact on us or our consolidated entities. Forward-looking statements should not be considered guarantees of future performance, nor the results or developments are indicative of results or developments in subsequent periods. Actual results of Cemex’s operations and the development of market conditions in which Cemex operates, or other circumstances or assumptions suggested by such statements may differ materially from those described in, or suggested by, the forward-looking statements contained herein. Any or all of Cemex’s forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates in which they are made. You should read this presentation and carefully consider the risks, uncertainties, and other factors that may affect our business and operations. The information contained in this presentation speaks only as of the date of this presentation and is subject to change without notice, and except to the extent legally required, we expressly disclaim any obligation or undertaking to update or revise any forward-looking statements in this presentation, whether to reflect any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. You should review future reports we file with the U.S. Securities and Exchange Commission (the “SEC”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores). This presentation also includes statistical data, including, but not limited to, data regarding the production, distribution, marketing, and sale of cement, ready-mix concrete, clinker, aggregates, and Urbanization Solutions. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases refer to Cemex’s prices for its products. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources that were available as of the date of this presentation. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. 99

This presentation includes certain non-IFRS financial measures that differ from financial information presented by Cemex in accordance with IFRS in its financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA (operating earnings before other expenses, net plus depreciation and amortization)” and “Operating EBITDA Margin”. The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. Our Operating EBITDA Margin is calculated by dividing our Operating EBITDA for the period by our revenues as reported in our financial statements. We believe there is no close IFRS financial measure to compare Operating EBITDA Margin. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA and Operating EBITDA Margin are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by Cemex’s management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by Cemex’s creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, Cemex’s management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Non-IFRS financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Important Notice: Caution about environmental, social and governance (“ESG”) and sustainability related data, metrics, and methodologies. The information in this presentation includes non-financial metrics, estimates or other information that are subject to significant measurement uncertainties, which may include the methodology, collection and verification of data, various estimates and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information in this presentation requires the application of a number of key judgments, assumptions and estimates, including with respect to the concept of sustainability. The reported measures in this presentation reflect good faith estimates, assumptions and judgments at the given point in time. There is a risk that these judgments, estimates or assumptions may subsequently prove to be incorrect and/ or may need to be restated or changed. Sustainability reporting is not yet subject to the same globally recognized or accepted reporting or accounting principles and rules as traditional financial reporting. Accordingly, there is a lack of commonly accepted reporting practices for us to follow or align to and ESG measures between organizations in our industry may be non- comparable. In addition, the maturity of underlying data, systems and controls that support non-financial reporting is generally considerably less sophisticated than the systems and internal controls for financial reporting and it also includes manual processes. This may result in non-comparable information between organizations and between reporting periods within organizations as methodologies develop. The further development of accounting and/or reporting standards could materially impact the performance metrics, data points and targets contained in this presentation and the reader may therefore not be able to compare performance metrics, data points or targets from one reporting period to another, on a direct like-for-like basis. We plan to continue to enhance our methodology and processes to improve the robustness of our ESG reporting over time. Caution about the current lack of ESG related definitions or standards: There is currently no single globally recognized or accepted, consistent and comparable set of definitions or standards (legal, regulatory or otherwise) of, nor widespread cross-market consensus (a) as to what constitutes, a ‘green’, ‘social’ or ‘sustainable’ or having equivalent-labelled activity, product or asset; or (b) as to what precise attributes are required for a particular activity, product or asset to be defined as ‘green’, ‘social’ or ‘sustainable’ or such other equivalent label; or (c) as to climate and sustainable activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities and / or reporting of those activities will meet any present or future expectations or requirements for describing or classifying our activities as ‘green’, ‘social’ or ‘sustainable’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Caution about forward-looking ESG or sustainability statements in this presentation: Certain sections in this presentation contain ESG or sustainability related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections and targets and other metrics, including but not limited to: climate and emissions, Business and Human Rights (BHR), corporate governance, R&D and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ambitions when finalized. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, including, without limitation: (a) the extent and pace of climate change, including the timing and manifestation of physical and transition risks, (b) the macroeconomic environment; (c) uncertainty around future climate-related policy, including the timely implementation and integration of adequate government policies; (d) the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers and other stakeholders to mitigate the impact of climate and sustainability-related risks; (e) changes in customer behavior and demand, changes in the available technology for mitigation; (f) the roll-out of low or lower carbon infrastructure; (g) the availability of accurate, verifiable, reliable, consistent and comparable climate-related data; (h) lack of transparency and comparability of climate- related forward-looking methodologies; (i) variation in approaches and outcomes and variations in methodologies may lead to under or overestimates, and consequently present exaggerated indication of climate-related risk; and (j) reliance on assumptions and future uncertainty (calculations of forward-looking metrics are complex and require many methodological choices and assumptions). Accordingly, undue reliance should not be placed on these statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements and expectations will not be interpreted differently than our understanding when defining its sustainability related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. Caution regarding sum-of-the-parts content: Any information contained in this presentation about the sum-of-the-parts is “forward-looking” and utilizes hypothetical data and several management assumptions to provide an illustrative sum-of-the parts analysis for Cemex’s potential market valuation for 2024 only. It is important for readers to know that this illustrative analysis is not intended to be a prediction of the performance of Cemex or Cemex’s securities. Actual events are difficult to predict and different results are almost assured. In addition, a sum-of-the-parts analysis is only one way to value a company and other parties may choose to view our market value differently. This analysis was internally prepared and there can be no assurance that any consensus value for our company will be in-line with this illustrative analysis (and any such consensus may be materially worse). In addition, this illustrative information speaks only as of the date hereof and Cemex does not assume any duty to update this information in the future for any reason. You are also strongly encouraged to read our public filings available on EDGAR on the SEC website at www.sec.gov for additional information about Cemex and the important risks and other factors that could affect our results and the performance of our securities. No offer of securities or investment. The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. This presentation, the information, statements and disclosure included in this presentation are not formally part of any offering documents and are not contractually binding. 100

We are the best positioned Exposed to the most attractive markets With significant value upside for our shareholders 101

Our debt and equity securities delivered a strong performance in 2023 Cemex’s spreads closer to BBB index Solid total shareholder return in 2023 Z-spread in bps (USD) Bps CX 3 ⅞ % - 2031 US BBB Index US BB Index 91% 500 66% 400 40% 300 26% 20% 200 100 Cemex Global Mexican S&P 500 Stoxx Dec-21 May-22 Sep-22 Jan-23 Jun-23 Oct-23 Mar-24 1 2 competitors bolsa Index Europe 600 1. Average total return for Holcim, CRH and Heidelberg Materials 2. Refers to the S&P/BMV IPC index 102

Guiding principles of our financial strategy; committed to IG through the cycle Mid-term Most efficient capital structure Leverage Ratio target 0.5x Ample liquidity through the cycle Reduction 2.06x Flexible access to the capital markets 1.50x Prudent risk management to enhance FCF stability Sustainable return of capital to shareholders Financial strategy aligned with Future in Action roadmap Dec-23 24-36 Months 103

Why do we present significant equity upside for our shareholders? 104

1 Illustrative sum-of-the-parts analysis U.S. EBITDA ∼ 30% Current EV/EBITDA ~6.0x 13.0x Mid-term expectations Significant construction needs in all segments 10.0x 9.0x 9.0x 6.0x 6.0x Historic fiscal stimulus 7.0x 7.0x 4.0x 4.0x Allocating half of our growth capital to the U.S. U.S. Mexico Rest of SCAC Cemex World 1. Please refer to the end of the presentation for important disclosures related to the figures shown on this slide 105

1 Illustrative sum-of-the-parts analysis U.S. Mexico EBITDA EBITDA ∼ 30%∼ 40% Current EV/EBITDA ~6.0x 13.0x Mid-term expectations Superior market and 9.0x 10.0x 9.0x franchise position ~90% FCF conversion, 7.0x 6.0x 6.0x 7.0x with superior ROCE 4.0x 4.0x Increasing integration to U.S. economy U.S. Mexico Rest of SCAC Cemex World 1. Please refer to the end of the presentation for important disclosures related to the figures shown on this slide 106

1 Illustrative sum-of-the-parts analysis U.S. Mexico RoW EBITDA EBITDA EBITDA ∼ 30%∼ 40%∼ 30% Current EV/EBITDA ~6.0x 13.0x Mid-term expectations Europe: Flagship 9.0x 9.0x 10.0x decarbonization region 6.0x SCA&C: Strong market 7.0x 7.0x position in key markets 4.0x Positive pricing dynamics in most markets U.S. Mexico Rest of Cemex World 1. Please refer to the end of the presentation for important disclosures related to the figures shown on this slide 107

1 Illustrative sum-of-the-parts analysis 13.0x 9.0x 9.0x 10.0x Upside of ~50% to 6.0x 7.0x 7.0x ~80% at mid to high 6.0x range valuation levels 4.0x U.S. U.S. MexicoMexico Rest of Rest of Cemex Cemex SOTP Current World World Cemex 1. Please refer to the end of the presentation for important disclosures related to the figures shown on this slide 108

Leading brand and best NPS in our industry Exposed to fastest growing markets Unprecedented market tailwinds in most of our portfolio Positive pricing dynamics through the cycle in all our markets and core businesses Strong and increasing FCF generation Significant value upside for our shareholders

Footnote to the illustrative sum-of-the-parts analysis Figures shown for the U.S. and Rest of World represent EV/EBITDA multiples range for comparable publicly listed companies in our industry, in particular in the U.S., Europe and Latin America, with information sourced from Bloomberg and/or public information reported from such comparable companies in those regions as of March 06, 2024 based on their market cap + net debt + minority interest divided by Nasdaq’s consensus EBITDA for 2024. EBITDA is a non-GAAP financial metric as shown in Nasdaq and/or such companies' publicly available information. EBITDA and other similarly titled metrics of other companies may be calculated differently from, and may not be comparable to our EBITDA. Figures shown for Mexico represent EV/EBITDA multiple range for comparable companies in the Unites States, minus a 2x multiple adjustment. The adjustment is a Cemex estimate. Cemex’s current EV/EBITDA multiple is calculated using 2024 consensus EBITDA as tracked by Cemex and an ADR price of $8.46 from NYSE as of March 14,2024 and a total number of ADRs outstanding of 1,448.8 million. One ADR equals 10 Cemex CPOs. 110